
horizon

optimized VoIP for operators and carriers

fast, carrier-friendly, mobile VoIP



One Horizon Group

OHGI

Investor Presentation
January 2014

safe harbor notice.

This presentation contains forward-looking statements and management may make additional forward-looking statements in response to your questions. Such written and oral disclosures are made pursuant to the Safe Harbor provision of the Private Securities Litigation Reform Act of 1995.

Although we believe our expectations expressed in such forward looking statements are reasonable, we cannot assure you that they will be realized. Investors are cautioned that such forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from the anticipated results, and therefore we refer you to a more detailed discussion of the risks and uncertainties in the Company's filings with the Securities & Exchange Commission.

The forward-looking statements contained in this presentation are made only as of today, and One Horizon Group, Inc. is under no obligation to revise or update these forward-looking statements.

equity snapshot.

OTCQB	OHGI
Share Price[1] 1/22/14	$5.00
Market Cap	~$160 M
Fully Diluted Shares Outstanding	35.2 M
YTD Revenue[2] (9/30/13)	$13.3 M
YTD Net Income After Tax[2] (9/30/13)	$5.4 M
2013 YE Guidance	$21.4 M

1. Raised $6.0m at $7.44/share in Feb 2013. Currently listed on OTCBB.
2. Unaudited

who we are. what we do.

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One Horizon Group provides the world's first, **carrier-grade,** mobile VoIP solution. Using our proprietary SmartPacket™ technology platform, we have been able to significantly improve the efficiency by which voice signals are transmitted by radio over the Internet resulting in a 10x reduction in mobile spectrum required to transmit a VoIP call. We bring carriers onto the VoIP playing field and make them the best option in the space.

- **Horizon's proven IP optimization is successfully deployed across satellite and other high latency networks such as 2G 3G.**
- **Horizon VoIP the only voice solution specifically engineered for wireless internet connections. Currently all existing VoIP solutions are based on SIP, designed for wired, Ethernet connections.**
- **Horizon is the highest quality and lowest bandwidth VoIP solution for the world's 2G/3G mobile internet.**
- **Horizon enables carriers to leverage wireless data networks to provide valued-added services, such as mobile VoIP, to their subscribers.**
- **An efficient mobile VoIP platform that enables global operators to provide additional mobile revenue streams, improve caller experience, reduce customer churn and significantly increase bandwidth efficiency.**

the market opportunity.

smartphone adoption rates climb in target markets

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- In 2013, the total number of smartphones shipped around the globe (919 million) will surpass feature phones for the first time ever
- Latest generation of Android smart phones cost ~$30.00 to produce
- China expected to lead with 301 million units, a 33% share, with U.S. at #2 at 15%
- India expected to leapfrog from #6 to #3 in 2017 as its economy develops
- Over the top[1] (OTT) applications drive voice minutes to data, create explosion in video, mobile games, rich media usage



In MM of units
> 67% of all handsets shipped
50.1% of all handsets shipped
1,600
1,400
1,200
1,000
800
600
400
200
0
305
495
722
919
1,078
1,237
1,380
1,516
2010
2011
2012E
2013E
2014E
2015E
2016E
2017E

Source: IDC Worldwide

(1) *OTT can be defined as the broadband distribution of voice, video and data services that rides "on top" of an existing Internet service provider infrastructure.*

carriers at the crossroads with challenges.

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Operators and carriers are being threatened by third-party, Over the Top ("OTT") apps.

100's of millions of subscribers routinely circumvent operators' platforms.

Carriers are losing **control** of voice and text functions along with billing revenues from each. Ovum Consulting claimed OTT messaging apps costs carriers $23.6B in 2013, which is expected to rise to $86B in 2020.

Carriers are yet subject to the **capex costs and maintenance** of a network increasing used by other, off-billing, bandwidth- hungry apps.

Even with LTE, **bandwidth capacity is finite**. App providers do little to nothing to address this pending bottleneck.

a smartphone explosion could lead to a *network implosion.*

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Smart phones consume 24X more data than feature phones

Tablets consumes 120X more data than smartphones

... what happens to network data?

... what happens to call service quality?

... what happens to telecom operators' capex requirements?

Severe Stress on Carrier Economics

- OTT (Over the Top) voice revenue cannibalization
- Churn
- Explosive capex requirements
- Entry of Tier 2 Operators

the horizon VoIP call platform solution.

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The white-labeled, total solution for carriers and enterprises

- Connects with any phone system using an optimized IP technology
- Works via EDGE, GPRS, 2G, 3G, 4G/LTE, WiFi or WiMax
- Messaging; text, video, picture, location-advertising
- Advertising; operator console to send multi-media ads to subscribers
- Highly bandwidth-efficient VoIP calls over a smart phone
- Turnkey solution that integrates with operators' existing billing platforms

Operator App is available for iPhone and Android

carrier products services combat OTT.

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Carrier Products & Services
One Horizon is the world's most bandwidth-efficient VoIP solution designed from ground up for mobile communications. Its data flow needs a connection only 2 kbps (not SIP-based, not-G.729 based). One Horizon is designed with an optimized packet flow, delivery and playback, and has excellent call quality with reduced latency and jitter.

Cross functional features

- Fully integrates with users native smartphone address book
- Single identity or alias number with calling features including app-to-app, app-to- PSTN and voicemail access
- Messaging with app-to-app, app-to- PSTN, push to talk, group and chat features
- Audio, text, picture, video advertising, geo-locations

The One Horizon branded phone app now becomes one of the most visited buttons on the smartphones of operator subscribers.

our business model provides carriers with a method to monetize VoIP calling.

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Tier One

Carrier Capex Model

600 Tier One Operators

- 5-yr system's license fees of $3.0m
- Annual maintenance fees
- Per subscriber fees of $1 - $4 per subscriber

1-time tiered subscriber fee in the range of $1-$4 per subscriber depending on number of subscribers

Tier Two & Enterprises

Operating Expenditures Model

1,000's of Players

- Minimum up-front license fees
- Per subscriber initiation fee
- Annual fee of $1 - $2 per existing subscriber

License fee is paid through a subscriber amortization fee

horizon call integrates seamlessly carrier infrastructure and puts carriers in the connection.

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Carrier / Operator
SMART
SingTel
ICE
Horizon Global Exchange
- Subscriber registration
- VoIP signalling
- Routing
1
3
Horizon Call App
Sending party
+ccnnnnnnnnnn
Data
Internet
Horizon VoIP Server installation
Horizon VoIP Server
- On-net VoIP payload
2
4
Horizon Call App
Recieving party
+ccnnnnnnnnnn
Data

1. Signalling- Calling party requests destination route from Carrier's Global Exchange
2. Signalling- Carrier's Global Exchange completes presence check on destination party
3. Signalling- Carriers Global Exchange VoIP Server processes call and signals both parties to begin the VoIP session on the most route-efficient VoIP Server
4. VoIP- Calling parties begin VoIP call with VoIP traffic processed through the Horizon VoIP Server

Note: *CARRIERS, through their global exchange initiates and terminates the connection allowing telco operators to now participate in VoIP call and virtual VoIP operators*

our customers.

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SMART

IEC TELECOM
IEC TELECOM GROUP

SingTel

ICE
MOBILE

Kuraygeo Service Indonesia

voicecom

Pzzapp
Your Global Connection

D@VOS
DATA & VOICE SYSTEMS

IEC TELECOM
IEC TELECOM GROUP

SYNERGY CORE
INFORMATION TECHNOLOGY • VALUE AS A SERVICE

AND group plc

efficient technology drives down cost.

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- **The world's most bandwidth-efficient VoIP platform**
- 100% developed in house, Switzerland; patent-pending
- 10x more efficient than SIP (Session Initiation Protocol)
- SmartPacket™ technology enables low bandwidth transmission

	TALKING	LISTENING
Other VoIP (G.729)	24 kbps	24 kbps
Horizon	4.1 kbps 5.4 kbps 7.4 kbps	0.25 kbps
All include IP headers		

case study:
savings on international roaming

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- Massive savings through bandwidth efficiency
- Make and receive calls using GSM data roaming or WiFi
- You break out the PSTN minutes
- Target markets:
  - Travellers outside your territory
  - Overseas visitors in your territory
  - Migrant populations

Savings with Horizon

GSM provider per **MB**	$1.40
GSM provider per **minute**	$3.00
Operator termination price to landline	$0.01
Horizon terminated minutes per **MB** (call quality 3)	17.56
Horizon price per minute	**$0.09**
Savings with Horizon	**97.1%**

seven clear carrier benefits of deploying one horizon.

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1. A mobile VoIP platform that carries 10x voice and data
2. Maximizes the value of spectrum
3. Improved call quality
4. Reduced capex
5. Displace “free” OTT apps with a high quality branded offering
6. Charge for app to PSTN minutes
7. Recapture lost voice and messaging revenue

competitors.

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1. Systems integrators that combine various elements of SIP (Session Initiation Protocol) dialers and media gateways – **but only** where their high bandwidth needs are supported by existing cellular networks
2. In Horizon customer mobile operators' end-user space:

skype™ Viber Connect. Freely. WhatsApp

Horizon call is the only mature, carrier-grade white label VoIP platform that actually works reliably over mobile and is fully integrated with carrier infrastructure

comparison feature matrix.

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HORIZON GLOBEX

VS.

Features are all inclusive

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Feature	Competitors
2.5G (GPRS) mVoIP	No
2.75G (EDGE) mVoIP	No
3G (EV-DO) mVoIP	No
3.5G (HSPA) mVoIP	Intermittent
4G (LTE) mVoIP	Intermittent
Wi-Fi VoIP	Yes
Wired (ethernet) VoIP	Yes
WiMAX VoIP	Yes
Fixed Satellite VoIP	Expensive
Mobile Satellite VoIP	Expensive
App to App VoIP Calls (toll free)	Yes
App to Landline/mobile calls	Uneven
Landline/mobile to App calls	Uneven
Caller ID	Uneven
App to App Text Messaging	Uneven
App Text Messaging to GSM-SMS	No
GSM-SMS to App Text Messaging	No
Voicemail/voice message	Uneven
Pre paid with credit top-up and auto-top-up	No
Post paid billing	No
In-App Advertising	No
License/branding available to GSM Operators	No
GSM Operator credit integration	No
GSM Operator HLR Integration	No

MORE FEATURES THAN ALL COMPETITORS

- SKYPE™
- VIBER™
- SIP/G.7XX
- WHATSAPP™
- IMESSAGE

growth strategy one.
contract new tier one and tier two carriers.

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- Carriers worldwide is a trillion dollar marketplace with hundreds of tier one and tier two companies all over the world.

- TMT analysts estimate that carriers' business' will face diminishing returns if they cannot learn to further monetize their subscriber base

- OTT technologies are a threat to carrier revenues

- One Horizon's solutions are carrier based, and designed to service the carrier and help them recoup lost revenues to OTT.

- Each carrier relationship and contract brought on by OHGI provides both ARPU to OHGI and the carrier.

growth strategy two.
leverage Chinese JV to take market by storm.

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- China branded apps dominate the marketplace with viral adoption of popular messaging apps
- No app with comparable functionality or technology to Horizon Call

App	Active Users (million)
Skype	1.93
LINE	18
Kakao Talk	28
Whatsapp	43
WeChat	300
Mobile QQ	500

Horizon competes directly with WeChat, plus offers;

- Virtual SIM telephone number – an industry first for China; very desirable USP
- Free app2app calls to anyone with the app
- Works over 3G, 2G, EDGE
- App2anyone calls to any mobile, hardwired or fixed VoIP at approximately 1/10th rates of China Mobile & China Unicom
- Excellent voice quality and call reliability

Coverage Rate of Top Apps


QQ
WeChat
UC WebBrowser
Qzone
Tencent Mobile Assistant
Google Maps
360 Assistant
Fishing Joy
Renren
Kugou Music
0
10
20
30
40
50
60 (%)

4/5 Tencent has 4 of the top 5 mobile apps by coverage, with 2 IMs at the top, an SNS in 4th and a mobile tool in 5th

Wandoujia app store, Mar 2013

Active Mobile Social Network App Users in China


Kakao Talk
Mobile QQ
Skype
WeChat
Whatsapp
LINE

compelling LeiXin-JV value proposition.
growth strategy two (cont.)

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Phase I: App targets youth market, fast adopters

- Free app2app VoIP calls that work over 3G, 2G and EDGE (first to market)
- Free app2app MoIP (Text, Picture and Video Messaging) – like WhatsApp / WeChat
- Free app2app push2talk (voice messaging) - like WeChat
- Free app2app group chat

Phase II: App2anyone true mobile VoIP targets broad audience

- Price sensitive mobile subscribers seeking to reduce monthly spend on voice & messaging
- Subscribers with international travel or family overseas

More powerful solution …



than …

WeChat WhatsApp

proforma estimates for LeiXin-jv.
growth strategy two (cont.)

horizon

All figures in $MM


LEIXIN 3 YEAR FORECAST
Millions
$390
$340
$290
$240
$190
$140
$90
$40
($10)
($60)
($110)
Q1 Q2 Q3 Q4 Q5 Q6 Q7 Q8 Q9 Q10 Q11 Q12
390
365
340
315
290
265
240
215
190
165
140
115
90
65
40
15
-10
-35
-60
-85
-110
Subscribers in Millions
Total Revenue
EBITDA
Capex
Horizon License Fees
Leiqiang number rental/Q
Subscribers

<u>**Addressable Market for LeiXin-JV**</u>

- As of Q3 2013 there are 1.15 billion mobile phones in use in the PRC; 22% are Smartphones
- The forecast is for the 3 PRC operators to ship 186 million new Smartphones in 2013

growth strategy three.
Introduce and develop enterprise customers

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The Enterprise Solution
The new mobile workforce expects access to global data and voice resources from anywhere in the world and to be able to collaborate with any colleague anywhere in the world. The world's most efficient mobile VoIP platform enables enterprises to dramatically cut mobile telephony expenses reduce bandwidth required for enterprise VoIP, enhance network security and develop stronger brand recognition among customers and employees.

The most bandwidth-efficient VoIP solution designed from ground up for mobile:

- From 2 kbps (not SIP-based, not-G.729 based)
- Optimized packet flow, delivery and playback
- Excellent call quality, reduced latency and jitter

Extends enterprise UC platform to mobile rich voice and messaging:

- For enterprise internal usage and enterprise customers usage

Powerful platform to engage with customers and staff:

- Targeted advertising, research, events, promotions, couponing, etc.
- Mass broadcast, company updates, etc.

Scales to tens of millions of users with turnkey platform for fast deployment and lower MADS

horizon management.

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Brian Collins, Founder & CTO

- Founded with Abbey Technology in Switzerland in 1999, merged with OHGI in Nov. 2010 and assumed role of Group CTO
- Co-inventor of the Horizon Platform; has over 20 years experience in software engineering
- Previously worked at Credit Suisse, developing their trading desk technology; previously with IT co. Sybase

Mark White, CEO

- CEO since 2004 of predecessor company
- Over 20 years experience in telecom and electronics
- Previously founded Next Destination Ltd., a distributor for Magellan GPS; previously was CEO of Garmin Europe, building European distribution network
- Experience as a director of an AIM-listed company

Martin Ward, CFO

- CFO of predecessor company since 2004; extensive experience in public company reporting
- Previously was a partner with Langdowns DFK, a UK-based accounting firm
- Prior to that, worked for PricewaterhouseCoopers

selected financials.

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(All data in $000's)

Income Statement Data:	TTM through June 30, 2013 (a)	For the Six Months Ended June 30 2013	2012
Revenue	17,817	6,108	4,554
Gross Profit	17,208	5,620	4,489
Income from Operations	7,621	1,001	-679
Net Income (Loss) (b) (c)	6,224	843	-908
Non-GAAP Net Income (Loss) (b) (c)	7,064	1,683	-908

Balance Sheet Data:	As of June 30, 2013		As of Mar. 31, 2013	
Cash	1,944		460	
Working Capital	6,856	(d)	2,448	(d)
Shareholders' Equity	21,541		17,641	

(a) TTM = Trailing Twelve Months; previous fiscal year was June 30, subsequently changed to December 31
(b) Attributable to One Horizon Group, Inc.
(c) On a non-GAAP adding back $840K non-cash, non-trading compensation for the Company's capital markets advisers
(d) Excludes the current portion of deferred revenue, attributable to licensing fees to be realized over time

investment highlights.

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- **Only mobile VoIP platform** that effectively operates on 2G networks which dominate wireless infrastructure in very sizable, fast-growing Asian and emerging markets
- **Proprietary SmartPacket™ core technology** dramatically improves quality and efficiency of voice and data transmission over mobile IP networks
- **LeiXin-JV B2C business in China** represents enormous potential upside via app-to-PSTN minutes and in-App advertising on massive user base
- **Agreements in place with 18 Tier 1 and Tier 2 telecom carriers**, with a robust pipeline over the next 12 months
- **High margin, highly visible revenue stream** with enterprise license and per subscriber fees

contact us.

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Company
Brian Collins, CTO and Founder
Tel: +41-79-6422265
brian.collins@onehorizongroup.com
www.onehorizongroup.com

Investor Relations
John Mattio
Senior Vice President – MZ North America
Main: 212-301-7130
Direct: 212-301-7131
john.mattio@mzgroup.us